UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or Section 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 24, 2026

T3 DEFENSE INC.
(Exact name of registrant as specified in its charter)

Delaware	001-39341	38-3912845
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification Number)

575 Fifth Avenue, 14th Floor

New York, New York 10017

(Address of principal executive offices)

212-791-4663

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation to the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value per share	DFNS	The Nasdaq Stock Market LLC

Warrants, each warrant exercisable for one Share of Common Stock for $92.00 per share	DFNSW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

On June 24, 2026, T3 Defense Inc. (the “Company”) completed its special meeting of stockholders (the “Special Meeting”). As of the record date of May 21, 2026 (the “Record Date”), 60,270,525 shares of common stock, $0.0001 par value per share (the “Common Stock”), were issued and outstanding and entitled to vote at the Special Meeting. The number of shares of Common Stock present or represented by valid proxy at the Special Meeting was 35,716,531 shares of Common Stock, representing a quorum of 59.26%.

Each of the matters set forth below is described in detail in the proxy statement (the “Proxy Statement”) filed with the Securities and Exchange Commission on June 1, 2026. Each of the proposals were approved by a majority of the shares of Common Stock present in person or by proxy at the Special Meeting.

The following actions were taken at the Special Meeting:

(i)	The approval of the issuance of shares of Common Stock upon exercise of certain restricted common stock purchase warrants issued or issuable in connection with an offering of securities of the Company pursuant to the terms of the Securities Purchase Agreement dated February 24, 2026 (the “February 2026 Private Placement”) for purposes of complying with the Nasdaq Listing Rules;

(ii)	The approval of the issuance of shares of Common Stock upon conversion of the Series B Convertible Preferred Stock issued or issuable in connection with the February 2026 Private Placement as required by Nasdaq Listing Rules 5635(d); and

(iii)	The approval to grant the Company’s Board of Directors (the “Board”) the discretionary authority for 18 months to amend the Company’s amended and restated certificate of incorporation, as amended, to authorize a reverse stock split of Common Stock, at a ratio in the range from one-for-two to one-for-two hundred fifty, with such specific ratio to be determined by the Board.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

T3 DEFENSE INC.

Date: June 29, 2026	By:	/s/ Menachem Shalom
	Name:	Menachem Shalom
	Title:	Chief Executive Officer

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